SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2004

FIRST DATA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11073	47-0731996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 South Quebec Street, Greenwood Village, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 488-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

On February 26, 2004, First Data Corporation (“First Data”) consummated the acquisition of Concord EFS, Inc. (“Concord”) pursuant to the terms of the previously disclosed Agreement and Plan of Merger, dated April 1, 2003, as amended by the Amendment and Abeyance Agreement, dated December 14, 2003 (collectively the “Merger Agreement”), among First Data, Monaco Subsidiary Corporation (“Monaco”), a wholly owned subsidiary of First Data, and Concord. Pursuant to the Merger Agreement, Monaco was merged with and into Concord (the “Merger”), with Concord surviving the Merger as a wholly owned subsidiary of First Data.

As a result of the Merger, Concord shareholders received 0.365 of a share of First Data common stock for each share of Concord common stock they hold. To complete the Merger pursuant to the exchange ratio, First Data issued approximately 170 million shares of First Data common stock to Concord shareholders, and assumed options which converted into options to purchase approximately 21 million shares of First Data common stock. First Data did not issue fractional shares pursuant to the Merger and will pay cash for such fractional shares from cash on hand. In connection with the Merger, Mr. Richard P. Kiphart, the Chairman of Concord, became a director of First Data.

The description of the Merger Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the text of the Merger Agreement, which is incorporated herein by reference to Exhibits 2.1 and 2.2 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable. The required financial statements of Concord EFS, Inc. were previously filed with Post-Effective Amendment No. 2 to First Data’s Registration Statement on Form S-4 (Registration No. 333-105432) filed on January 24, 2004 and, accordingly, are not required to be filed herewith pursuant to General Instruction B.3 of Form 8-K.

(b)	Pro Forma Financial Information.

Not applicable. The required pro forma financial information was previously filed with Post-Effective Amendment No. 2 to First Data’s Registration Statement on Form S-4 (Registration No. 333-105432) filed on January 24, 2004 and, accordingly, are not required to be filed herewith pursuant to General Instruction B.3 of Form 8-K.

(c)	Exhibits.

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of April 1, 2003, among First Data Corporation, Monaco Subsidiary Corporation and Concord EFS, Inc. (Incorporated by reference to Exhibit 2.1 of First Data Corporation’s Form 8-K filed April 2, 2003).

2.2	Amendment and Abeyance Agreement, dated as of December 14, 2003, among First Data Corporation, Monaco Subsidiary Corporation and Concord EFS, Inc. (Incorporated by reference to Exhibit 2.1 of First Data Corporation’s Form 8-K filed December 15, 2003).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION

By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Assistant Secretary

Date: March 2, 2004

Exhibit Index

The following is a list of the Exhibits filed herewith.

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of April 1, 2003, among First Data Corporation, Monaco Subsidiary Corporation and Concord EFS, Inc. (Incorporated by reference to Exhibit 2.1 of First Data Corporation’s Form 8-K filed April 2, 2003).

2.2	Amendment and Abeyance Agreement, dated as of December 14, 2003, among First Data Corporation, Monaco Subsidiary Corporation and Concord EFS, Inc. (Incorporated by reference to Exhibit 2.1 of First Data Corporation’s Form 8-K filed December 15, 2003).